Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 16

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 MAX Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 27, 2021, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-16);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 MAX aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; and

WHEREAS, Customer and Boeing agree to:

(i)	Reflect Customer’s *** Aircraft;

(ii)	Revise the *** provisions to provide certain accommodations;

(iii)	Revise the Aircraft ***

(iv)	Revise certain economic matters for 737-10 *** aircraft;

(v)	Revise certain ***;

(vi)	Amend existing delivery *** provisions to clarify certain elements;

(vii)	Incorporate information regarding Boeing development of an airline operational efficacy (AOE) program; and

(viii)	Incorporate ***.

UAL-PA-03776	SA-16, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 16 to

Purchase Agreement No. 03776

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-16”).

2.	Tables.

2.1.            Table 1.1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-16”) as a result of ***.

2.2.            Table 1.B titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1B (identified by “SA-16”) as a result of ***.

2.3.            Table 1.C titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-16”) is added to the Purchase Agreement to provide the estimated *** for the *** 737-*** Aircraft.

3.	Exhibits.

Exhibit A4 in respect of the *** 737-10 Aircraft is deleted in its entirety and replaced with the attached Exhibit A4 (identified by “SA-16”) to update the estimated features for the *** 737-10 Aircraft including for *** 737-*** Aircraft.

4.	Letter Agreements.

4.1.            Letter Agreement No. UAL-PA-03776-LA-l207637R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-l207637R4 titled “*** Matters” (identified by “SA-16”) to add certain accommodations of the *** provisions.

4.2.            Letter Agreement No. UAL-PA-03776-LA-l207638R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-l207638R3 titled “***” (identified by “SA-16”) to revise Aircraft *** provisions.

UAL-PA-03776	SA-16, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 16 to

Purchase Agreement No. 03776

4.3.            Letter Agreement No. UAL-PA-03776-LA-l207650R4 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-l207650R5 titled “Special Matters – 737 MAX Aircraft” (identified by “SA-16”) to add certain revisions of economic terms relating to certain 737-10 *** Aircraft.

4.4.            Letter Agreement UAL-PA-03776-LA-1208157R2 titled “***” is deleted in its entirety and replaced with UAL-PA-03776-LA-1208157R3 (identified by “SA-5”) to ***.

4.5.            Letter Agreement No. UAL-PA-03776-LA-1208869R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA- 1208869R2 titled “***” (identified by “SA-16”) to amend existing *** provisions for clarity.

4.6.            Letter Agreement No. UAL-PA-03776-LA-2103143 titled “Airline Operational Efficacy Matters” (identified by “SA-16”) is added to the Purchase Agreement to provide guidance regarding AOE matters.

4.7.            Letter Agreement No. UAL-PA-03776-LA-2103288 titled “***” (identified by “SA-16”) is added to the Purchase Agreement to provide ***.

UAL-PA-03776	SA-16, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 16 to

Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-03776	SA-16, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-15 §3.1
Article 2.	Delivery Schedule	SA-15 §3.1
Article 3.	Price	SA-15 §3.1
Article 4.	Payment	SA-15 §3.1
Article 5.	Additional Terms	SA-15 §3.1
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-9 Aircraft Delivery, Description, Price and ***	SA-16
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-15
1B.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-16
1C.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-16
EXHIBITS
A-1	737-9 & *** 737-9 Aircraft Configuration	SA-8
A-2	737-8 Aircraft Configuration
A-3	737-7 Aircraft Configuration
A-4	*** 737-10 Aircraft Configuration	SA-16
A-5	737-10 *** Aircraft Configuration	SA-14
B.	Aircraft Delivery Requirements and Responsibilities
TABLE OF CONTENTS, CONTINUED
SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and ***
AE2.	***/Airframe and *** for the 737-10 Aircraft	SA-9 & SA-15 §3.1
BFE1.	BFE Variables 737-9 Aircraft	SA-7
BFE2.	BFE Variables 737-10 Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***	SA-15 §3.1
SLP1.	Service Life Policy Components

UAL-PA-03776	TABLE OF CONTENTS	SA-16, Page 1 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R4	*** Matters	SA-16
UAL-PA-03776-LA-1207638R3	***	SA-16
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R3	Open Matters 737-*** and 737-*** Aircraft	SA-15
UAL-PA-03776-LA-1207646R4	Promotional Support	SA-15
UAL-PA-03776-LA-1207647	Seller Purchased Equipment	SA-15 §3.1
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R5	Special Matters	SA-16
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R3	***	SA16-
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R2	AGTA Matters	SA-13
UAL-PA-03776-LA-1208238	Assignment Matters
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1208869R2	Delivery *** Matters	SA-16
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special MAX Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** for the 737-*** Aircraft	SA-10 & SA-15 §3.1
	*** Commitment for the 737-*** Aircraft	§5.1.2 of SA-9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11
UAL-PA-3776-LA-2001766R1	Certain Special Matters	SA-14
UAL-PA-3776-LA-2103143	Airline Operational Efficacy Matter	SA-16
UAL-PA-3776-LA-2103288	***	SA-16

UAL-PA-03776	TABLE OF CONTENTS	SA-16, Page 2 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018
Supplemental Agreement No. 13	March 20, 2020
Supplemental Agreement No. 14	June 30, 2020
Supplemental Agreement No. 15	February 26, 2021
Supplemental Agreement No. 16	June 27, 2021

UAL-PA-03776	TABLE OF CONTENTS	SA-16, Page 3 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1.1 To Purchase Agreement No. 03776
*** 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^
Engine Model/Thrust:	***	*** pounds	+
Airframe Price:		$***
*** Features:		$***
Sub-Total of Airframe and Features:		$***
Engine Price (Per Aircraft):		$***
Aircraft Basic Price (Excluding BFE/SPE):		$***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Detail Specification:	***
Airframe Price Base Year/*** Formula:	***	***
Engine Price Base Year/*** Formula:	***	***
Airframe *** Data:
Base Year Index (ECI):	***
Base Year Index (CPI):	***

			***			*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor	Manufacturer Serial	Actual or Nominal	*** Base	***	***	***	***
# of Aircraft	Delivery Date	Aircraft	***	Number	Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
Total in this Table:		***

    * Nominal *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-9 and 737-10 Aircraft", including successors thereof.

  Note: Serial Numbers are provided as guidance only and are subject to change.

  ***

UAL-PA-03776 APR: 116759	Boeing / United Airlines, Inc. Proprietary	Table 1.1 per SA-16, Page 1

Table 1A To Purchase Agreement No. 03776

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^
Engine Model/Thrust:	***	*** pounds	+
Airframe Price:		$***
*** Features:		$***
Sub-Total of Airframe and Features:		$***
Engine Price (Per Aircraft):		$***
Aircraft Basic Price (Excluding BFE/SPE):		$***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Detail Specification:	***
Airframe Price Base Year/*** Formula:	***	***
Engine Price Base Year/*** Formula:	***	***

Airframe *** Data:
Base Year Index (ECI):	***
Base Year Index (CPI):	***

				***			*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	***	Target Delivery	Number of	Factor	Manufacturer Serial	Actual or Nominal	*** Base	***	***	***	***
# of Aircraft	Delivery Date	Date	Aircraft	(Airframe)	Number	Delivery ****	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
	Total:	***

* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

^ - ***

+ - ***

***

UAL-PA-03776 APR: 116666.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1A per SA-15, Page 2

Table 1B To Purchase Agreement No. 03776

*** 737-***Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^
Engine Model/Thrust:	***	*** pounds	+
Airframe Price:		$***
*** Features:		$***
Sub-Total of Airframe and Features:		$***
Engine Price (Per Aircraft):		$***
Aircraft Basic Price (Excluding BFE/SPE):		$***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Detail Specification:	***
Airframe Price Base Year/*** Formula:	***	***
Engine Price Base Year/*** Formula:	***	***

Airframe *** Data:
Base Year Index (ECI):	***
Base Year Index (CPI):	***

			***				*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Target Delivery	Number of	Factor	Manufacturer	Actual or Nominal	***	*** Base	***	***	***	***
# of Aircraft	Date	Aircraft	(Airframe)	Serial Number	Delivery ****	Forecast	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***

* Nominal delivery *** pursuant to Letter Agreement number UAL-PA- 3776-LA-1207643R3 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

^ - ***

***

+ -***

***

UAL-PA-03776 APR: 117307.TXT	Boeing / United Airlines, Inc. Proprietary	*** 737-10 (54) Table 1B per SA-16, Page 3

Table 1C To Purchase Agreement No. 03776

*** 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^
Engine Model/Thrust:	***	*** pounds	+
Airframe Price:		$***
*** Features:		$***
Sub-Total of Airframe and Features:		$***
Engine Price (Per Aircraft):		$***
Aircraft Basic Price (Excluding BFE/SPE):		$***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Detail Specification:	***
Airframe Price Base Year/*** Formula:	***	***
Engine Price Base Year/*** Formula:	***	***

Airframe *** Data:
Base Year Index (ECI):	***
Base Year Index (CPI):	***

			***				*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Target	Number of	Factor	Manufacturer Serial	Actual or Nominal	***	*** Base	***	***	***	***
# of Aircraft	Delivery Date	Aircraft	(Airframe)	Number	Delivery ****	Forecast	Price Per A/P	***%	***%	***%	***%
***	***	***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***

* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

^ - ***

+ - ***

***

UAL-PA-03776 APR: 117306.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1C SA-16, Page 4

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A-4 to Purchase Agreement Number PA-03776 for *** 737-10 Aircraft

UAL-PA-03776-EXA-4	SA-16
737-10 Aircraft	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A-4

AIRCRAFT CONFIGURATION

relating to

*** BOEING MODEL 737-10 AIRCRAFT

The Detail Specification is Boeing document number *** dated ***. The estimate for *** features was estimated using Customer guidance as seen in Attachment 1 to this Exhibit A-4. Such Attachment 1 estimate of *** features comprises Customer’s Initial Configuration which is subject to change pursuant to the provisions of Letter Agreement UAL-PA-03776-LA-1207643R3 entitled “Open Matters 737-9 and 737-10 Aircraft”.

UAL-PA-03776-EXA-4	SA-16
737-10 Aircraft	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	Title		Price / each of the *** 737-10 Aircraft in ***$		*** Price / 737-10 Aircraft in ***$
***	***		***		***
	TOTALS:	$	***	$	***
	GRAND TOTAL:	$	***	$	***

UAL-PA-03776-EXA-4	SA-16
737-10 Aircraft	Page 3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1207637R4

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UCH-PA-03776-LA-1207646R3 dated March 20, 2020.

The Purchase Agreement incorporates the terms and conditions of AGTA/UAL between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.                                ***

1.7              For purposes of this Letter Agreement:

***

7.                                *** Rights

.

7.1              Customer agrees that ***.

7.2              In the event Boeing *** Customer *** pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

7.3              For all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

8.             Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

UAL-PA-03776-LA-1207637R4	SA-16
*** Matters	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

9.                                          Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207637R4	SA-16
*** Matters	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO AS OF

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1207637R4	SA-16
*** Matters	Page 3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1207638R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***
Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207638R1 dated May 15, 2018.

Subject to the terms herein, Customer may ***:

***

1.	Customer’s Written Notice.

Customer shall provide written notice of its ***,

***

3.                                          Definitive Agreement.

***

5.                                         Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

6.                                          Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

UAL-PA-03776-LA-1207638R2	SA-16
***	Page 1

 BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207638R2	SA-16
***	Page 2

 BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1207638R2	SA-16
***	Page 3

 BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement UAL-PA-03776-LA-1207638R2
737-*** Aircraft Description and Price

ALL ITEMS BELOW ARE SUBJECT TO CHANGE

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***	***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***	***
Seller Purchased Equipment (SPE) Estimate:		$***	***

Attachment A to UAL-PA-03776-LA-1207638R2	SA-16
***	Boeing / United Airlines, Inc. Proprietary

Attachment B to Letter Agreement UAL-PA-03776-LA-1207638R2
737-*** Aircraft Description and Price

ALL ITEMS BELOW ARE SUBJECT TO CHANGE

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***	***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***	***
Seller Purchased Equipment (SPE) Estimate:		$***	***

Deposit per Aircraft:		$***

Attachment B to UAL-PA-03776-LA-1207638R2	SA-16
***	Boeing / United Airlines, Inc. Proprietary

Attachment C to Letter Agreement UAL-PA-03776-LA-1207638R2
737-*** Aircraft Description and Price
ALL ITEMS BELOW ARE SUBJECT TO CHANGE

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***
Engine Model/Thrust:	***	*** pounds		Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:
*** Features:		$***	***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***	***
Seller Purchased Equipment (SPE) Estimate:		$***	***

Attachment C to UAL-PA-03776-LA-1207638R2	SA-16
***

Boeing / United Airlines, Inc. Proprietary

Attachment D to Letter Agreement UAL-PA-03776-LA-1207638R2
737-*** Aircraft Description and Price
ALL ITEMS BELOW ARE SUBJECT TO CHANGE

Airframe Model/MTOW:	737-***	*** pounds
Engine Model/Thrust:	***	*** pounds
Airframe Price:		$***
*** Features:		$***	***
Sub-Total of Airframe and Features:		$***
Engine Price (Per Aircraft):		$***
Aircraft Basic Price (Excluding BFE/SPE):		$***
Buyer Furnished Equipment (BFE) Estimate:		$***	***
Seller Purchased Equipment (SPE) Estimate:		$***	***

Detail Specification:	***
Airframe Price Base Year/*** Formula:	***	***
Engine Price Base Year/*** Formula:	***	***

Airframe *** Data:

Base Year Index (ECI):	***

Base Year Index (CPI):	***

Attachment D to UAL-PA-03776-LA-1207638R2	SA-16
***	Page 2

Boeing / United Airlines, Inc. Proprietary

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – 737 MAX Aircraft

References:	1)	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Letter Agreement UAL-PA-03776-1207638 entitled “***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-0 3776-LA-1207650R4 dated May 15, 2018.

1.             ***

1.5            *** Aircraft ***.

1.5.1            The parties agree to the following *** Boeing Model 737-*** aircraft specified in Table 1 and Table 1.1 and *** Boeing Model 737-*** aircraft specified in Table 1A, at the effective date of this Letter Agreement and as may be subsequently ***. The *** aircraft comprise the *** Aircraft.***At the time of *** of each applicable *** Aircraft, Boeing ***.

1.5.2            Boeing and Customer will work together to periodically assess and agree to determine whether and how ***established in Attachment 1 *** provided in Attachment 2 to this Letter Agreement. Such assessment will incorporate the methodology and .assumptions incorporated in development of Attachment 1 to this Letter Agreement including *** to the effective date of Supplemental Agreement No. 7 to the 787 Purchase Agreement No. 3860 and *** in Attachment 1 to this Letter Agreement.

1.6            737-***.

***

UAL-PA-03776-LA-1207650R5	SA-16
Special Matters	Page 1

BOEING I UNITED AIRLINES PROPRIETARY

1.7            *** 737 ***.

***:

Aircraft Availability	*** Amount of *** 737 ***
***	***
***	$***

1.8            ***

2.            ***.

Unless otherwise noted, the *** stated in Paragraphs 1.1 through 1.7 *** are in (a) *** dollars for the 737-*** Aircraft, the 737-*** Aircraft, the 737-*** Aircraft and (b) *** year dollars for 737-*** Aircraft. The *** will be *** to the scheduled month of the respective Aircraft *** pursuant to the *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be *** Boeing *** and *** (but shall ***).

3.            Reserved.

4.            737 Supplier Management.

It is Boeing’s 737 *** design intent to maintain as much commonality with the 737NG while also achieving the 737 *** performance requirements (including, but not limited to, fuel bum, range, payload, etc.) that the market demands. If a *** leads to a Supplier Product to be available *** for the 737 *** where *** on the 737NG, or if an existing 737NG ***, then Boeing will ensure that *** 737 *** operators ***. These *** agreements, known as ***, will include (but not be limited to) enforceable provisions related to *** Boeing will utilize *** efforts to ensure that the terms of such *** agreements are ***.

5.            Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

6.             Delivery *** Customer and Boeing agree that both Customer and Boeing will have certain Aircraft ***. Such *** are provided to Customer and Boeing pursuant to Letter Agreement No. UAL-PA-03776-LA-1208869.

UAL-PA-03776-LA-1207650R5	SA-16
Special Matters	Page 2

BOEING I UNITED AIRLINES PROPRIETARY

7.            Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided as *** to Customer and in consideration of ***. Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***

8.            Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207650R5	SA-16
Special Matters	Page 3

BOEING I UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1207650R5	SA-16
Special Matters	Page 4

BOEING I UNITED AIRLINES PROPRIETARY

Attachment 1 to Letter Agreement UAL-PA-03776-LA-1207650R4: ***

***

***

UAL-PA-03776-LA-1207650R4	SA-10
Special Matters	Attachment 1 to UAL-PA-03776-LA-1207650R4, Page 1

BOEING I UNITED AIRLINES PROPRIETARY

Attachment 2 to Letter Agreement UAL-PA-03776-LA-1207650R4

***

UAL-PA-03776-LA-1207650R5	SA-16
Special Matters	Attachment 2 to UAL-PA-03776-LA-1207650R4, Page 1

BOEING I UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1208157R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UCH-PA-03776-LA-1208157R2 dated June 7, 2017.

All terms used herein and in this Letter Agreement, and not defined herein, will have the same meaning as in the Purchase Agreement.

Subject to the terms, provisions, and conditions described herein, Boeing *** Aircraft, as of the effective date (Effective Date) of the ***.

UAL-PA-03776-LA-1208157R3	SA-16
***	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.	Customer's ***.

Boeing *** Customer, at a charge as described in paragraph 3 below, *** an Aircraft *** for the respective model type. The Effective Date of such *** shall be the date that Boeing provides ***, unless otherwise mutually agreed to. *** for the applicable Aircraft ***. Boeing will use its best reasonable efforts to provide *** not later than *** after receipt of Customer's written request.

2.	***.

At the time of delivery of each Aircraft, *** after delivery of an Aircraft, ***s as requested by Customer. Such *** shall be ***, identifying the Aircraft Manufacturer's Serial Number (MSN), the delivery date and the Effective Date of ***. The *** shall also indicate the ***.

3.	***

3.1.            Calculation of Customer's ***.

If Customer elects ***

3.4.	Customer's ***.

***

5.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1208157R3	SA-16
***	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1208157R3	SA-16
***	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement UAL-PA-03776-LA-1208157R3

Date:

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Attention:	***
Reference:	Letter Agreement UAL-PA-03776-LA-1208157R3 to Purchase Agreement 03776

***

Very truly yours,

THE BOEING COMPANY

By:
Its:

Attachment A to UAL-PA-03776-LA-1208157R3	SA-16
***	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A: ***

***

Attachment A to UAL-PA-03776-LA-1208157R3	SA-16
***	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to Letter Agreement UAL-PA-03776-LA-1208157R3

***

Attachment B to UAL-PA-03776-LA-1208157R3	SA-16
***	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

UAL-PA-03776-LA-1208869R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Delivery *** Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement replaces in its entirety Letter Agreement UAL-PA-03776-1208869R1 dated March 20, 2020.

1.                              Delivery ***. *** has requested, and *** has agreed to provide, *** in the *** will provide *** subject to the following terms and conditions:

1.4            Notice Requirement. *** must exercise the *** by providing *** with written notification at least *** of the Aircraft for which the ***.

2.                              Reciprocal ***. Should *** successfully exercise its *** pursuant to the terms of this Letter Agreement, *** will be provided with a *** subject to the following terms and conditions:

2.1            Such *** may *** for a period of no greater than ***.

2.2            *** will be provided with *** after every *** successfully exercised ***. Unless exercised pursuant to the terms and conditions of this Letter Agreement, each *** will terminate *** months from the first day of the month that such *** is made available to ***.

2.3            *** must exercise each *** by providing *** with written notification at least *** to the first day of the either *** of the Aircraft for which the *** will be applied to.

3.                              ***.

3.1            *** has requested and *** has agreed to provide *** in the form of a *** of any of the *** subject to compliance with the following terms:

UAL-PA-03776-LA-1208869R2	SA-16
Delivery *** Matters	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.2            *** will provide written notice to *** no later than *** days prior to the first day of the *** of a *** for which the *** is requested (each and collectively a ***);

3.3            The parties agree to work together to determine a mutually agreeable *** for all *** such that applicable ***;

3.4            *** agrees to provide *** with written notice of the ***r for any *** no later than *** days prior to the first day of such *** for any ***;

3.5            *** will not *** in respect of a *** earlier than at *** of the corresponding ***;

3.6            For the purpose of this Article 3, *** is defined as each of the *** scheduled for *** in *** in the Purchase Agreement.

4.                              Definitive Agreement.

***

6.                              Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.                              Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-In-Fact

UAL-PA-03776-LA-1208869R2	SA-16
Delivery *** Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1208869R2	SA-16
Delivery *** Matters	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-03776-LA-2103143

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Airline Operational Efficacy Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             AOE Program

Boeing has developed an airline operational efficacy program (AOE Program) describing the industry accepted and regulatory required safety, operations, maintenance, flight crew and engineering standards for operators of commercial aircraft (Industry Standards). The AOE Program consists of (i) the review of Customer’s operational alignment with the Industry Standards to validate compliance therewith (Review); and (ii) at Boeing’s discretion, the provision of support to Customer to enhance compliance to the Industry Standards where areas of concern are identified (Support). ***

2.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

UAL-PA-03776-LA-2103143	SA-6
Airline Operational Efficacy Matters	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-2103143	SA-6
Airline Operational Efficacy Matters	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 27, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-2103143	SA-6
Airline Operational Efficacy Matters	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-03776-LA-2103288

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***
References:	1)	Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft), including Letter Agreement No. UALPA-03776-LA-1208122R1 entitled “***; and

2)	Aircraft General Terms Agreement dated as of July 12, 2012 between the parties, identified as UCH-AGTA (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

***

9.                            Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10.                          Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

UAL-PA-03776-LA-2103288	SA-16
***	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-2103288	SA-16
***	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO AS OF

Date:	June 27, 2021

UNITED AIRLINES, INC.

By;	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-2103288	SA-16
***	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY